Exhibit 99.1

November 1, 2007

RAM Holdings Ltd.
RAM Reinsurance Company Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda

Dear Sirs,

I, Steven S. Skalicky, hereby tender my resignation as a Director of RAM Holdings Ltd. and RAM Reinsurance Company Ltd. effective today, November 1, 2007.

Sincerely,

Signed:	/s/ Steven S. Skalicky
Steven S. Skalicky